SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 6, 2000



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




       DELAWARE                  File No. 1-8989            13-3286161
      (State or other           (Commission File           (IRS Employer
       jurisdiction of           Number)                    Identification
       incorporation)                                       Number)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (zip code)


      Registrant's telephone number, including area code:  (212)  272-2000
                                                           ---------------



                                 Not Applicable
          (former name or former address, if changed since last report)

Item 5. Other Events


On January 18, 2000, the Company's Board of Directors approved a change in the Company's fiscal year-end to November 30 from June 30, effective with the year beginning November 27, 1999. Filed herewith is a copy of The Bear Stearns
Companies Inc. (the "Company") recast unaudited statements of income for the three-month periods ended February 26, 1999, May 28, 1999, August 27, 1999 and November 26, 1999 and the three-month periods ended February 27, 1998, May 29, 1998, August 28, 1998 and November 27, 1998. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                          (99) Recast unaudited statements of income for the three-month periods ended February 26, 1999, May 28, 1999, August 27, 1999 and November 26, 1999 and the three-month periods ended February 27, 1998, May 29, 1998, August 28,
                                  1998 and November 27, 1998.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE BEAR STEARNS COMPANIES INC.



                                            By:  /s/ Marshall J Levinson
                                                 -----------------------
                                                 Marshall J Levinson
                                                 Controller
                                                (Principal Accounting Officer)

Dated:   April 6, 2000

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99) Recast unaudited statements of income for the three-month periods ended February 26, 1999, May 28, 1999, August 27, 1999 and November 26, 1999 and the three-month periods ended February 27, 1998, May 29, 1998, August 28, 1998 and November 27, 1998.